Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,165,625.00
Previously Paid Amount	0.00
Total Fee Amount	2,094.38
Total Offset Amount	0.00
Net Fee	$ 2,094.38